H:\tshanley\s-8\tesphe.1                      Registration No. 33-


                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                        ---------------------------

                                 FORM S-8

                          REGISTRATION STATEMENT
                                  UNDER
                        THE SECURITIES ACT OF 1933
                         -------------------------


                            FORD MOTOR COMPANY
           (Exact name of registrant as specified in its charter)

       Delaware                           38-0549190
(State or other jurisdiction of        (I.R.S. Employer
 incorporation or organization)        Identification No.)

          The American Road
          Dearborn, Michigan                 48121-1899
(Address of principal executive offices)     (Zip Code)



FORD MOTOR COMPANY TAX-EFFICIENT SAVINGS PLAN FOR HOURLY EMPLOYEES
                     (Full title of the Plan)


                    J. M. RINTAMAKI, Esq.
                     Ford Motor Company
                       P. O. Box 1899
                      The American Road
               Dearborn, Michigan  48121-1899
                       (313) 323-2260
            (Name, address and telephone number,
          including area code, of agent for service)


                 CALCULATION OF REGISTRATION FEE

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

                                                     Proposed
                                        Proposed     maximum
                                        maximum      aggregate
Title of securities   Amount to be   offering price  offering           Amount of
to be registered      registered*     per share**     price**        registration fee
- -------------------   -------------  --------------  ---------       -----------------
Common Stock, $1.00    4,000,000
 par value             shares         $31.125         $124,500,000    $42,931.04

      *The number of shares being registered represents the maximum number of additional shares not registered heretofore that may be acquired by the Trustee under the Plan during 1994 and during subsequent years until a new Registration Statement becomes effective.

     **Based on the market price of Common Stock of the Company on July 22, 1994 in accordance with Rule 457(c) under the Securities
Act of 1933.

     In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Plan described herein.

                      FORD MOTOR COMPANY TAX-EFFICIENT SAVINGS
                            PLAN FOR HOURLY EMPLOYEES
                             ______________________

INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

           The contents of Registration Statements Nos. 33-54283, 33-50238, 33-36043, 33-19036 and 2-95018 are incorporated herein by reference.

                             ____________________


              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 8. Exhibits.

Exhibit 4.A -   Ford Motor Company Tax-Efficient Savings Plan for
                Hourly Employees.  Filed as Exhibit 4(C) to
                Registration Statement No. 33-19036 and
                incorporated herein by reference.

Exhibit 4.B -   Copy of Trust Agreement dated as of January 1, 1985
                between Ford Motor Company and Comerica Bank
                (formerly Manufacturers National Bank of Detroit), as Trustee. Filed as Exhibit 4(D) to Registration
                Statement No. 33-19036 and incorporated herein by reference.

Exhibit 4.C -   Copy of Group Annuity Contract effective January 1,
                1992 between The Prudential Insurance Company of
                America and Comerica Bank (formerly Manufacturers
                National Bank of Detroit), as Trustee. Filed as
                Exhibit 4(K) to Registration Statement No. 33-50194 and incorporated herein by reference.

Exhibit 4.D -   Copy of Letter Agreement effective February 1, 1993
                between Lehman Government Securities, Inc. and
                Comerica Bank, as Trustee. Filed as Exhibit 4.J to
                Registration Statement No. 33-54275 and
                incorporated herein by reference.

Exhibit 4.E -   Copy of Group Annuity Contract effective January 1,
                1994 between The Prudential Insurance Company of
                America and Comerica Bank, as Trustee.  Filed as
                Exhibit 4.K to Registration Statement No. 33-54275 and incorporated herein by reference.

Exhibit 5.A -   Opinion of Thomas J. DeZure, an Assistant Secretary
                and Associate Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration
                Statement.

Exhibit 5.B -   Copy of Internal Revenue Service determination
                letter that the Plan is qualified under Section 401 of the Internal Revenue Code. Filed as Exhibit 5 to
                Registration Statement No. 33-36043 and
                incorporated herein by reference.

Exhibit 15 -    Letter from Independent Certified Public
                Accountants regarding unaudited interim financial information. Filed with this Registration
                Statement.

Exhibit 23 -    Consent of Independent Certified Public
                Accountants.  Filed with this  Registration
                Statement.

Exhibit 24.A -  Powers of Attorney authorizing signature.  Filed as
                Exhibit 24.A to Registration Statement No. 33-54735 and incorporated herein by reference.

Exhibit 24.B -  Certified resolutions of Board of Directors
                authorizing signature pursuant to a power of attorney. Filed as Exhibit 24.B to Registration Statement No. 33-54735 and incorporated herein by reference.

                           SIGNATURES


The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 26th day of July, 1994.

                   FORD MOTOR COMPANY TAX-EFFICIENT SAVINGS PLAN
                   FOR HOURLY EMPLOYEES


                   By:/s/P. T. Zachary
                      P. T. Zachary, Chairman
                      Tax-Efficient Savings Plan Committee

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-
8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 26th day of July, 1994.


                           FORD MOTOR COMPANY

                           By:  Alex Trotman*
                              ---------------------
                               (Alex Trotman)
                                Chairman of the Board of Directors



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.
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


         Signature                         Title                     Date

                                Director and Chairman of the
                                Board of Directors, President
                                 and Chief Executive Officer
     Alex Trotman*              (principal executive officer)
- --------------------------
    (Alex Trotman)



     Colby H. Chandler*                   Director                         July 26, 1994
- --------------------------
    (Colby H. Chandler)



    Michael D. Dingman*                   Director
- --------------------------
   (Michael D. Dingman)


                                         Director and Vice
                                   President, Ford Motor Company,
                                    and Director and President
                                   and Chief Operating Officer,
     Edsel B. Ford II*              Ford Motor Credit Company
- --------------------------
   (Edsel B. Ford II)


                                   Director and Chairman
     William Clay Ford*           of the Finance Committee
- -------------------------
    (William Clay Ford)

         Signature                         Title                     Date

                                       Director and
                                     Vice President -
                                     Commercial Truck
   William Clay Ford, Jr.*            Vehicle Center
- -----------------------------
  (William Clay Ford, Jr.)


                                       Director and
     Allan D. Gilmour*                 Vice Chairman
- -----------------------------
    (Allan D. Gilmour)



    Roberto C. Goizueta*               Director
- -----------------------------
   (Roberto C. Goizueta)



  Irvine O. Hockaday, Jr.*             Director
- -----------------------------
 (Irvine O. Hockaday, Jr.)



        Drew Lewis*                    Director
- -----------------------------
       (Drew Lewis)



      Ellen R. Marram*                 Director                      July 26, 1994
- -----------------------------
     (Ellen R. Marram)



      Kenneth H. Olsen*                Director
- -----------------------------
     (Kenneth H. Olsen)



      Carl E. Reichardt*               Director
- -----------------------------
     (Carl E. Reichardt)


                                  Director and Vice Chairman
      Louis R. Ross*              and Chief Technical Officer
- -----------------------------
     (Louis R. Ross)

                                  Director and Executive
                                    Vice President and
                                  Chief Financial Officer
     Stanley A. Seneker*       (principal financial officer)
- -----------------------------
    (Stanley A. Seneker)

         Signature                         Title                     Date



  Clifton R. Wharton, Jr.*                 Director
- -----------------------------
 (Clifton R. Wharton, Jr.)
                                                                     July 26, 1994
                                   Vice President -- Controller
  Murray L. Reichenstein*         (principal accounting officer)
- -----------------------------
 (Murray L. Reichenstein)






*By:/s/K. S. Lamping
    --------------------
      (K. S. Lamping,
     Attorney-in-Fact)

                             EXHIBIT INDEX

                                                                 Sequential Page
                                                                 at which Found
                                                                 (or Incorporated
                                                                 by Reference)

Exhibit 4.A        Ford Motor Company Tax-Efficient Savings
                   Plan for Hourly Employees.  Filed as Exhibit
                   4(C) to Registration Statement No. 33-19036 and incorporated herein by reference.

Exhibit 4.B        Copy of Trust Agreement dated as of January 1,
                   1985 between Ford Motor Company and Comerica
                   Bank (formerly Manufacturers National Bank of
                   Detroit), as Trustee. Filed as Exhibit 4(D) to Registration Statement No. 33-19036 and incorporated herein by reference.

Exhibit 4.C        Copy of Group Annuity Contract effective January
                   1, 1992 between The Prudential Insurance Company of America and Comerica Bank (formerly
                   Manufacturers National Bank of Detroit), as
                   Trustee.  Filed as Exhibit 4(K) to Registration
                   Statement No. 33-50194 and incorporated herein by reference.

Exhibit 4.D        Copy of Letter Agreement effective February 1,
                   1993 between Lehman Government Securities, Inc.
                   and Comerica Bank, as Trustee.  Filed as Exhibit
                   4.J to Registration Statement No. 33-54275 and incorporated herein by reference.

Exhibit 4.E        Copy of Group Annuity Contract effective January
                   1, 1994 between The Prudential Insurance Company of America and Comerica Bank, as Trustee. Filed as Exhibit 4.K to Registration Statement No.
                   33-54275  and incorporated herein by reference.

Exhibit 5.A Opinion of Thomas J. DeZure, an Assistant Secretary and Associate Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration
                   Statement.

Exhibit 5.B Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal Revenue Code. Filed as Exhibit 5 to Registration Statement No. 33-36043 and incorporated herein by reference.

Exhibit 15 Letter from Independent Certified Public Accountants regarding unaudited interim financial information.
                   Filed with this Registration Statement.

Exhibit 23         Consent of Independent Certified Public Accountants.
                   Filed with this Registration Statement.

Exhibit 24.A       Powers of Attorney authorizing signature.  Filed as
                   Exhibit 24.A to Registration Statement No. 33-54735 and incorporated herein by reference.

Exhibit 24.B Certified resolutions of Board of Directors authorizing signature pursuant to a power of attorney.
                   Filed as Exhibit 24.B to Registration Statement
                   No. 33-54735 and incorporated herein by reference.




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